As filed with the Securities and Exchange Commission on October 29, 2010
File Nos. 333-70963; 811-09201
______________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. (22)

AND THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 15

COLI VUL-2 SERIES ACCOUNT
(Exact Name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Name of Depositor)

8515 East Orchard Road
Greenwood Village, Colorado 80111
(Address of Depositor’s Principal Executive Offices)

(303) 737-3000
(Depositor’s Telephone Number)

Mitchell T.G. Graye
President and Chief Executive Officer
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
8515 East Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)

COPIES TO:

Ann B. Furman, Esq.	Beverly A. Byrne, Esq.
Jorden Burt LLP	Chief Compliance Officer & Legal Counsel, Financial Services
Suite 400 East	Great-West Life & Annuity Insurance Company
1025 Thomas Jefferson Street, N.W.	8515 East Orchard Road, 2T3
Washington, D.C. 20007-5208	Greenwood Village, Colorado 80111
------------
Approximate date of proposed public offering:  Upon the effective date of this Registration Statement

It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.
[ ] on ____________ pursuant to paragraph (b) of Rule 485.
[X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ] on _____ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being offered:  flexible premium variable universal life insurance policies.

EXPLANATORY NOTE

This Post-Effective Amendment No. 22 to the Registration Statement of Great-West Life & Annuity Insurance Company and its COLI VUL-2 Separate Account is being filed for the purpose of including in the Registration Statement a new Prospectus reflecting the additions and modifications in the Prospectus for Policies offered and sold after December 31, 2010.  Part C of this Registration Statement has also been updated pursuant to the requirements of Form N-6. Post-Effective Amendment No. 22 does not amend or delete any other part of the Registration Statement except as specifically noted herein.

Great-West Life & Annuity Insurance Company

A Stock Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(303) 737-3000

Key Business VUL II — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
offered by Great-West Life & Annuity Insurance Company
in connection with its COLI VUL-2 Series Account

This prospectus describes the Key Business VUL II flexible premium variable universal life insurance policy (the "Policy") offered by Great-West Life & Annuity Insurance Company ("Great-West," "Company, " "we," “our” or "us"). The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. The Policy is designed to meet the definition of a "life insurance contract" for federal income tax purposes.

The Policy allows "you," the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•	choose the amount and timing of Premium payments, within certain limits;
•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A.  Your Policy and any endorsements are the formal contractual agreement between you and the Company.  It is important that you read the Policy and endorsements which reflect other variations.  You should keep this prospectus on file for future reference.

The Policy and Fixed Account endorsement (and optional Term Life Insurance Rider) that we are currently issuing became available on January 1, 2011.  Policies issued before January 1, 2011 are described in a separate prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is December 31, 2010

Table of Contents
Summary of the Policy and its Benefits.

Policy Risks

Fund Risks

Fee Tables

Transaction Fees

Periodic Charges Other Than Fund Operating Expenses

Supplemental Benefit Charges

Total Annual Fund Operating Expenses

Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

The Series Account

The Investment Options and Funds

Payments We Receive

Payments We Make

Fixed Account

Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues
Charges and Deductions

Expense Charge Applied to Premium

Mortality and Expense Risk Charge

Monthly Deduction

Monthly Risk Rates

Service Charge

Transfer Fee

Partial Withdrawal Fee

Surrender Charges

Change of Death Benefit Option Fee

Fund Expenses

General Description of Policy

Policy Rights

Owner

Beneficiary

Policy Limitations

Allocation of Net Premiums

Transfers Among Divisions

Fixed Account Transfers

Market Timing & Excessive Trading

Exchange of Policy

Age Requirements

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options

Entire Contract

Alteration

Modification

Assignments

Notice and Elections

Account Value

Net Investment Factor

Splitting Units

Other Provisions and Benefits

Misstatement of Age or Sex

Suicide

Incontestability

Paid-Up Life Insurance

Supplemental Benefits

Term Life Insurance Rider

Change of Insured Rider

Report to Owner

Dollar Cost Averaging

Rebalancer Option

Non-Participating

Premiums

Policy Application, Issuance and Initial Premium

Free Look Period

Premium

Net Premiums

Planned Periodic Premiums

Death Benefits

Death Benefit

Changes in Death Benefit Option

Changes in Total Face Amount

Surrenders and Withdrawals

Surrenders

Partial Withdrawal

Loans

Policy Loans

Lapse and Reinstatement

Lapse and Continuation of Coverage

Grace Period

Termination of Policy

Reinstatement

Deferral of Payment

Federal Income Tax Considerations

Tax Status of the Policy

Diversification of Investments

Policy Owner Control

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds

Tax Deferred Accumulation

Surrenders

Modified Endowment Contracts

Distributions

Distributions Under a Policy that is Not a Modified Endowment Contract

Distributions Under Modified Endowment Contracts

Multiple Policies

Treatment When Insured Reaches Attained Age 121

Federal Income Tax Withholding

Actions to Ensure Compliance with the Tax Law

Trade or Business Entity Owns or is Directly or Indirectly a Beneficiary of the Policy

Employer Owned Life Insurance

Split Dollar Life Insurance

Other Employee Benefit Programs

Policy Loan Interest

Our Taxes

Corporate Tax Shelter Requirements

Legal Proceedings

Legal Matters

Financial Statements

Appendix A – Glossary of Terms A-1

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy.  The Policy is more fully described in the remainder of this prospectus.  Please read this prospectus carefully.  Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1.  Corporate-Owned Variable Life Insurance.  We will issue Policies to corporations and employers and to certain individuals to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements.  We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2.  The Series Account.  We have established a separate account to fund the variable benefits under the Policy.  The assets of the Series Account are insulated from the claims of our general creditors.

3.  Premium Payments.  You must pay us an Initial Premium to put your Policy in force.  The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00.  Thereafter, you choose the amount and timing of Premium payments, within certain limits.

4.  Fixed Account.  You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account.  The Fixed Account is part of our General Account.  We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts.  These Fixed Account assets are subject to our general liabilities from business operations.  Subject to applicable law, we have sole discretion over investment of the Fixed Account assets.  We bear the full investment risk for all amounts allocated or transferred to the Fixed Account.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 3.00%.  At our discretion, we will review the interest rate at least once a year.  We may reset the interest rate monthly.  The Fixed Account is not affected by the investment performance of the Sub-Accounts.  Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and Transfers) on your Policy value in the Fixed Account.

5.  Free Look Period.  You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law, and depending on state law, receive (i) the greater of your Premiums, less any withdrawals, or your Account Value, or (ii) your Account Value plus the return of any Expense Charges deducted.

6.  Investment Options and Funds.  You may allocate your net Premium payments among the available investment divisions ("Divisions") or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.

7.  Death Benefit.  You may choose from among two death benefit options –

1.	a fixed benefit equal to the Total Face Amount of your Policy; or
2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.

8.  Account Value.  Your Account Value will reflect –

1.	the Premiums you pay;
2.	the investment performance of the Divisions you select;
3.	the value of the Fixed Account.
4.	any Policy loans or partial withdrawals;
5.	your Loan Account balance; and
6.	the charges we deduct under the Policy.

9.  Accessing Your Account Value.  You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a "modified endowment contract" (“MEC”) for federal income tax purposes and you have had positive net investment performance.

You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. There are no surrender charges associated with your Policy.

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

10.  Supplemental Benefits.  The following optional riders are available –

1.	term life insurance; and
2.	change of Insured.

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

11.  Paid-Up Life Insurance.  If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase "paid-up" insurance. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

12.  Reinstatement.  If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

13.  Surrenders.  You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living.  If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

14.  Partial Withdrawal.  You may Request a partial withdrawal of Account Value at any time while the Policy is in force.  The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

15.  Policy Loans.  You may borrow from us using your Account Value as collateral.  You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

16.  Changes in Total Face Amount.  You may increase or decrease the Total Face Amount of your Policy at any time.  Each increase or decrease in the Total Face Amount must be at least $25,000.  Minimum face amount is $100,000.

Policy Risks

1.  Account Value Not Guaranteed.  Your Account Value is not guaranteed.  Your Account Value fluctuates based on the performance of the investment options you select.  The investment options you select may not perform to your expectations.  Your Account Value may also be affected by charges under your Policy.

2.  Not Suitable as Short-Term Savings Vehicle.  The Policy is designed for long-term financial planning.  Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time.  Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3.  Risk of Contract Lapse.  Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4.  Limitations on Withdrawals.  Partial withdrawals of Account Value are permitted at any time the Policy is in force.  As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.  A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year.  Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds.  In addition, withdrawals may have tax consequences.

5.  Limitations on Transfers.  Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division.  Certain limitations apply to Transfers into and out of the Fixed Account.  See "Fixed Account Transfers" on xx.

6.  Limitations or Charges on Surrender of Policy.  You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living.  Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy.  However, the surrender of your Policy may have tax consequences.

7.  Risks of Taking a Policy Loan.  As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.  The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit.  In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8.  Adverse Tax Consequences.  Your Policy is structured to meet the definition of a life insurance contract under the Code.  Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy.  Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid.  Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary.  Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium.  The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates.  A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 ½.

Fund Risks

The Policy currently offers several variable investment options, each of which is a Division of the Series Account.  Each Division uses its assets to purchase, at their net asset value, shares of a Fund.  The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.

We do not guarantee that the Funds will meet their investment objectives.  Your Account Value may increase or decrease in value depending on the investment performance of the Funds.  You bear the risk that those Funds may not meet their investment objectives.  A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk.  You may obtain a copy of the Fund prospectuses without charge by contacting us at 888-353-2654.  If you received a summary prospectus for a fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the fund's prospectus.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.  The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium*	Upon each Premium payment	Maximum: 10% of Premium Current Expense Charge: 6.0%
Sales Load**	Upon each Premium payment	2.5% of Premium up to target and 1.0% of Premium in excess of target
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Premium Tax**	Upon each Premium payment	Maximum: 3.5% of Premium
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

* The Expense Charge consists of the Sales Load plus the Premium Tax.
** The Sales Load and the Premium Tax comprise the Expense Charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)1
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.
Mortality and Expense Risk Fees	Upon each Valuation Date	Guaranteed: 0.90% (of average daily net assets) annually. Current: 0.50% for Policy Years 120, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

1 The cost of insurance will vary based on individual characteristics.  The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay.  Owners may obtain more information about their particular cost of insurance by contacting us at 888-353-2654.

Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described on page xxof this prospectus. The benefits provided under each rider are summarized in “Other Provisions and Benefits” beginning on page xx below.

Change of Insured Rider	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy.  More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses1
(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Fund Operating	0.30%	5.09%

1 Expenses are shown as a percentage of a Fund's average net assets as of December 31, 2009.  The expenses above include fees and expenses incurred indirectly by the Maxim Profile Portfolios and the Maxim Lifetime Asset Allocation Portfolios as a result of investing in shares of acquired funds, if any.  The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements.  The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds' expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual.  In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable.  The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado.  Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company.  GWL&A Financial, Inc. is an indirect wholly owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

The Series Account

The Series Account is a segregated asset account of Great-West.  We use the Series Account to fund benefits payable under the Policy.  The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses.  The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets.  The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Series Account or our other separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions.  Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares.  We maintain records of all purchases and redemptions of shares of the Funds.

The Investment Options and Funds

The Policy offers a number of Divisions or Sub-Accounts.  Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654.  If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund's prospectus.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.

Payments We Receive.  Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds.  Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets.  GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan.  If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy.  The amount and/or structure of the compensation can possibly create conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson.  You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Policy or visit your financial intermediary's Web site for more information.

Payments We Make.  In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Portfolios of Maxim Series Fund, which are available Funds under the Policies.  Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash.  Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy.  These additional payments could be viewed as creating conflicts of interest.  In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.

The investment policies of the Funds are briefly described below:

Alger Portfolios   (advised by Fred Alger Management, Inc.)

Alger Small Cap Growth Portfolio (Class I-2 Shares) seeks long-term capitalization.  The Fund focuses on small, fast growing companies that the manager believes offer innovative products, services or technologies to a rapidly-expanding marketplace.  Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase, have total market capitalization with the range of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter end.

American Century Variable Portfolios, Inc.

American Century VP Value Fund (Class I Shares) seeks long-term capital growth. Income is a secondary objective.  The portfolio managers look for stocks of companies of all sizes that they believe are undervalued at the time of purchase.  The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market.  The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.

American Century Investment Management, Inc is the adviser for the Fund.

American Century VP VistaSM Fund (Class I Shares) seeks long-term capital growth.  The portfolio managers primarily look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century Investments.  In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection.  This means that managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace.

American Century Investment Management, Inc is the adviser for the Fund.

American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS Growth Fund (Class 2 Shares) The Fund’s investment objective is to provide growth of capital.  The Fund seeks growth by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.  In seeking to pursue its investment objective, the Fund may invest in the securities of issuers representing a broad range of market capitalizations.  The Fund may invest up to 15% of its assets in securities of issuers that are domiciled outside the United States and Canada.  The Fund is designed for investors seeking capital appreciation through stocks.  Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-declines in value.

American Funds IS Global Small Capitalization Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.  The Fund seeks growth over time by investing primarily in stocks of smaller companies located around the world.  Normally, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase.  However, the Fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action.  The policy is subject to change only upon 60 days’ notice to shareholders.  The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $3.5 billion or less.  The investment adviser has periodically reevaluated and adjusted this definition and may continue to do so in the future.   The Fund is designed for investors seeking capital appreciation through stocks.  Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

American Funds IS International (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.  The Fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States.  The Fund is designed for investors seeking capital appreciation through stocks.  Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

American Funds IS New World Fund (Class 2 Shares) The Fund’s investment objective is long-term capital appreciation.  The Fund seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The Fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.  The Fund is designed for investors seeking capital appreciation.  Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

The Fund may invest in equity securities of any company, regardless of where it is based, if the Fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries.

Under normal market conditions, the Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries which have developing economies and/or markets.

Columbia Variable Series (advised by Columbia Management Advisors, LLC)

Columbia Mid Cap Value Fund, Variable Series (Class A Shares) The Fund seeks long-term capital appreciation.  Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell MidCap Value Index at the time of purchase that the adviser believes are undervalued and have the potential for long-term growth.  The Fund may invest up to 20% of total assets in foreign securities and may also invest in real estate investment trusts.

Columbia Small Cap Value, Variable Series (Class A Shares) The Fund seeks long-term capital appreciation.  Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000® Value Index at the time of purchase that the adviser believes are undervalued and have the potential for long-term growth.  The Fund may invest up to 20% of total assets in foreign securities and may also invest in real estate investment trusts.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Portfolio's investment objective is long-term growth of capital.

Davis Value Portfolio's investment objective is long-term growth of capital.

Dreyfus Stock Index Fund (advised by The Dreyfus Corporation)

Dreyfus Stock Index Fund (Initial Shares) The Fund seeks to match the total return of the Standard & Poor's® 500 Composite Stock Price Index.  To pursue this goal, the Fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the index by its market capitalization, adjusted by the number of available float shares divided by the company’s total shares outstanding.

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation)

Dreyfus VIF International Equity Portfolio (Initial Shares) The Fund seeks capital growth. To pursue this goal, the Fund primarily invests in growth stocks of foreign companies. These are companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority  of their assets or derive a significant portion of their revenue or profits from businesses, investments or sales, outside the United States.  Normally, the Fund invests at least 80% of its assets in stocks, including common stocks, preferred stocks and convertible securities. In choosing stocks, the portfolio manager considers: key trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; company fundamentals and long-term trends in currency movements. Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. Newton Capital Management Limited is the sub-adviser to this Fund and, as such, provides day-to-day management.

DWS

DWS Variable Series I: DWS Global Opportunities VIP Portfolio (Class A Shares) seeks above-average capital appreciation over the long term.  The Fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S&P Developed Broad Market Index, formerly the S&P/Citigroup Broad Market Index World).  Deutsche Investment Management Americas Inc. is the investment adviser for the Fund.

DWS Variable Series II: DWS Blue Chip VIP Portfolio (Class A Shares) seeks growth of capital and income.  Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that portfolio management considers to be “blue chip” companies.   Deutsche Investment Management Americas Inc. is the investment adviser for the Fund.

DWS Variable Series II: DWS High Income VIP Portfolio (Class A Shares) seeks to provide a high level of current income.  Under normal circumstances, the Fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. grade BB/Ba and below).  The Fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.  Deutsche Investment Management Americas Inc. is the investment adviser to the Fund.

DWS Variable Series II: Dreman Small Mid Cap Value VIP Portfolio (formerly known as DWS Dreman Small Cap Value VIP) (Class A Shares) seeks long-term capital appreciation.  Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies.  Deutsche Investment Management Americas Inc. is the investment advisor for the Fund.  Dreman Value Management L.L.C. is the subadviser for the Fund.

DWS Variable Series II: DWS Alternative Asset Allocation Plus VIP (Class A Shares) The Fund seeks capital appreciation.  The Fund seeks to achieve its objective by investing in alternative (or non-traditional) asset categories and investment strategies.  The Fund invests in a combination of other DWS funds and in certain securities and derivative investments.  The Fund may also exchange traded funds (ETF’s) to gain a desired economic exposure to a particular asset category that is not available through a DWS fund.  The Fund allocates its assets among underlying funds that emphasize the following strategies and/or asset categories:  market neutral, inflation-protection, commodities, real estate, floating loan rates, infrastructure and emerging markets.  Deutsche Investment Management Americas Inc. is the investment advisor for the Fund.  RREEF America L.L.C. is the subadviser for the Fund.  Deutsche Investment Australia Limited, RREEF Global Advisers Limited and Deutsche Asset management (Hong Kong) Limited are sub-subadvisers for the Fund.

DWS Investments VIT Funds: DWS Small Cap Index VIP Portfolio (Class A Shares) seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.  Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000® Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Index.  Deutsche Investment Management Americas Inc. is the investment adviser for the Fund.

Northern Trust Investments, N.A. is the sub-adviser for the Portfolio.

Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) seeks long-term capital appreciation.  The Fund’s principal investment strategies include: normally investing primarily in common stocks; investing in securities of companies whose value its investment adviser believes is not fully recognized by the public; investing in domestic and foreign issuers; allocating the Fund’s assets across different market sectors, using different Fidelity managers; investing in either “growth” stocks or “value” stocks or both; and using fundamental analysis to select investments.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) seeks long-term growth of capital. The Fund’s principal investment strategies include:  normally invests primarily in common stocks; normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for the purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400 Index); potentially  investing in companies with smaller or larger market capitalizations; investing in domestic and foreign issuers; investing in either “growth” or “value” stocks or both; and using fundamental analysis to select investments.

Invesco Variable Insurance Funds

Invesco V.I. Global Real Estate Fund (formerly known as the AIM V.I. Global Real Estate Fund) (Series I Shares) The Fund’s investment objective is total return through growth of capital and current income.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of real estate and real estate-related issuers. The Fund invests primarily in equity securities but may also invest in debt securities including U.S. Treasury and agency bonds and notes, and real estate investment trusts (REITs). In complying with the 80% investment requirement, the Fund may also invest in other investments that have economic characteristics similar to the Fund’s direct investments: derivatives, ETFs and American Depositary Receipts. These derivatives and other instruments may have the effect of leveraging the Fund’s portfolio.  The Fund considers an issuer to be a real estate or real estate-related issuer if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (1) REITs or other real estate operating companies that (a) own property, (b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (2) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.  The Fund may invest in equity and debt securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital.  The Fund limits its investments in debt securities unrelated to the real estate industry to those that are investment-grade or deemed by the Fund’s portfolio managers to be of comparable quality.

This Fund is advised by Invesco Advisors, Inc., Houston, Texas.  Invesco Asset Management Limited is the sub-adviser for this Fund.

Invesco V.I. International Growth Fund (formerly known as the AIM V.I. International Growth Fund) (Series I Shares) The Fund’s investment objective is long-term growth of capital.  The Fund invests primarily in a diversified portfolio of international securities whose issuers are considered by the Fund’s portfolio managers to have strong earnings growth. The Fund invests primarily in equity securities. The Fund focuses its investments in equity securities of foreign issuers that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund invests, under normal circumstances, in issuers located in at least three countries outside of the U.S., emphasizing investment in issuers in the developed countries of Western Europe and the Pacific Basin. As of February 23, 2010, the principal countries in which the Fund invests were United Kingdom, Switzerland, United States, Japan, Germany, Canada and Australia. The Fund may also invest up to 20% of its total assets in issuers located in developing countries, i.e., those that are identified as in the initial stages of their industrial cycles.

This Fund is advised by Invesco Advisors, Inc., Houston, Texas.

Invesco V.I. Mid Cap Core Equity Fund (formerly known as the AIM V.I. Mid Cop Core Equity Fund) (Series I Shares) The Fund's objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid capitalization companies.  In complying with the 80% investment requirement, the Fund may also invest in investments with economic characteristics similar to the Fund’s direct investments: derivatives, exchange-traded funds (ETFs) and American Depositary receipts. These derivatives and other investments may have the effect of leveraging the Fund’s portfolio.  The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations.  The Fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.  As of December 31, 2009, the capitalization of companies in the Russell Midcap® Index range from $262 million to $15.5 billion. The Russell Midcap ® Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000® Index. The Russell 1000® Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000® Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap Index are considered representative of medium-sized companies. The Fund may invest up to 25% of its total assets in foreign securities.

In selecting securities for the Fund, the portfolio managers conduct fundamental research of issuers to gain a thorough understanding of their business prospects, appreciation potential and return on invested capital (ROIC).  The portfolio managers will generally invest in an issuer when they have determined it potentially has high or improving ROIC, quality management, a strong competitive position and is trading at an attractive value.

This Fund is advised by Invesco Advisors, Inc., Houston, Texas.

Janus Aspen Series (advised by Janus Capital Management, LLC)

Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term growth of capital consistent with preservation of capital and balanced by current income.  The Fund normally invests 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents.  The Fund will normally invest at least 25% of its assets in fixed-income senior securities.  Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.

Janus Aspen Flexible Bond Portfolio  (Institutional Shares) seeks to obtain maximum total return consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in bonds, including but not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds.  The Fund will invest at least 65% of its assets in investment grade debt securities and maintain an average-weighted effective maturity of five to ten years.  The Fund will limit its investment in high-yield/high-risk bonds to less than 35% or less of its net assets.  This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20-40 common stocks selected for their growth potential.  The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.  Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include emerging markets.

Janus Aspen Global Technology Portfolio (Institutional Shares) seeks long-term growth of capital by normally investing at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the team of technology analysts (the “Technology Team”) believes will benefit significantly from advances or improvements in technology.  These companies generally fall into two categories: a) companies that the Technology Team believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and b) companies that the Technology Team believes rely extensively on technology in connection with their operations or services.   The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.  The Fund normally invests in issuers from several different countries, which may include the Untied States.  The Fund may, under unusual circumstances, invest in a single country.  The Fund may have significant exposure to emerging markets.  Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.  The Fund will limit its investment in high-yield/high-risk bonds (also called “junk” bonds) to 35% or less of its net assets.

Janus Aspen Overseas Portfolio (Institutional Shares) (formerly known as Janus Aspen Series International Growth Portfolio) seeks long-term growth of capital primarily through investments in common stocks of issuers located outside of the United States. The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from several different countries, excluding the United States.  Although the Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may, at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country.  The Fund may have significant exposure to emerging markets.

Maxim Series Fund, Inc. (advised by GW Capital Management, LLC (d.b.a. Maxim Capital Management, LLC) (“MCM”), a wholly owned subsidiary of Great-West)

Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation.  Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small or medium/small capitalization quintiles of the Russell 3000 Index at the time of initial purchase.  This Fund will emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.  The Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving the environment.  The Fund will not invest in corporations whose primary source of revenue is derived from the production or sale tobacco products or the manufacture of handguns.

Ariel Capital Management, LLC is the sub-adviser to this Fund.

Maxim Bond Index Portfolio seeks results that track the total return of the debt securities that comprise the Barclays Capital Aggregate Bond Index (“Barclays Index”).  The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the Barclays Index and a portfolio of securities using sampling techniques designed to give the Fund the relevant comparable attributes of the Barclays Index.  This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Barclays Index and options on futures contracts.

Maxim Federated Bond seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.  The Fund will, under normal circumstances, invest primarily in a diversified portfolio of investment grade fixed-income securities at the time of purchase, including mortgage-backed securities, corporate debt securities, and U.S. government obligations.  A portion of the Fund may also be invested in foreign investment-grade debt securities and domestic or foreign non-investment grade securities.  Domestic non-investment grade debt securities include both convertible and high-yield corporate debt securities.  Foreign governments or corporations in either emerging or developed market countries issue foreign non-investment grade and foreign investment-grade debt securities.  The foreign debt securities in which the Fund may invest may be denominated in either foreign currency or in U.S. Dollars.

Maxim Global Bond seeks current income with capital appreciation and growth of income.  The Fund will, under normal circumstances, invest at least 80% of its net assets in bonds of issuers located throughout the world.  The Fund will ordinarily invest in at least three countries, including the U.S.  The Fund will hold foreign currencies and attempt to profit from fluctuations in currency exchange rates.  The Fund will focus on bonds rated investment grade or the unrated equivalent as determined by the sub-adviser.  The Fund will invest up to 25% of its total assets in below investment grade bonds (“high yield/high risk” or “junk” bonds).

Franklin Advisers, Inc is the sub-adviser to this Fund.

Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification.  Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S. This Fund can invest up to 20% of its net assets in companies located outside the U.S., including those in emerging markets.  The Fund will select stocks in the portfolio from approximately 2,200 large and medium-sized capitalization foreign companies, with a minimum market capitalization of $1 billion.  The Fund will analyze potential investments through an investment model which compares current stock price to measures such as book value, historical return on equity, company’s ability to reinvest capital, dividends, and dividend growth.  The most attractive stocks identified by the model are then subjected to primary research on a global sector basis.

Invesco Advisors, Inc. is the sub-adviser to this Fund.

Maxim Janus Large Cap Growth Portfolio seeks long-term growth of capital.  Under normal circumstances, the Fund invests 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalization of $4 billion or more at the time of purchase.  The Fund will, under normal circumstances, concentrate in a core group of 20-40 common stocks.  The Fund may invest in foreign equity and debt securities without limit within the parameters of the Fund’s specific investment policies.  The portfolio manager seeks attractive investment opportunities consistent with the Fund’s investment policies by looking at companies one at a time.  If the portfolio manager is unable to find such investments, a significant portion of the Fund’s assets may be in cash or similar investments.

Janus Capital Management LLC is the sub-adviser to this Fund.

Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital appreciation.  Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.   The Fund focuses on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Fund, and maximum total return potential.  It may also invest up to 20% in preferred stocks and convertible preferred stocks.  It may invest up to 20% of its total assets in foreign securities (however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to the 20% limitation) and may also invest up to 35% in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Maxim Loomis Sayles Small-Cap Value Portfolio seeks long-term capital growth.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index, at the time of purchase.  The Fund seeks to build a core small-cap portfolio of common stocks of solid companies that the sub-adviser believes are under-valued in the market.  The Fund will opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery.  The Fund may also invest the remainder of its available net assets in securities of companies with market capitalizations outside of the Russell 2000® Index market capitalization range.

Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Maxim MFS International Value Portfolio (formerly Maxim Bernstein International Equity Portfolio) seeks long-term capital growth.  This Fund will, under normal circumstances, invest at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depository receipts of foreign (including emerging markets) issuers.  The Fund may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region; provided that the Fund will, under normal circumstances, invest in at least three different countries.  The sub-adviser may invest the Fund’s assets in companies of any size.  The issuer of a security or other investment is generally deemed to be economically tied to a particular country if:  the security or other investment is issued or guaranteed by the government of that country of any of its agencies, authorities or instrumentalities; the issuer is organized under the laws of, and maintains a principal office in, that country; the issuer has its principal securities trading market in that country; the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; the issuer has 50% or more or its assets in that country; the issuer is included in an index which is representative of that country; or the issuer is exposed to the economic fortunes and risks of that country.

The Fund generally focuses on investing its assets in the stocks of companies that the sub-adviser believes have above average growth potential and that are trading at reasonable valuation.  The sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund.  Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political and regulatory conditions.  Factors considered may include analysis of earnings, cash flows, competitive position, and management ability.  Quantitative models that systematically evaluate these and other factors may also be considered.

Massachusetts Financial Service Company is the sub-adviser to this Fund.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity.  This Fund will invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.  This Fund will also invest in high-quality, short-term debt securities.  These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).  This Fund will invest in securities which are only denominated in U.S. dollars and securities with a dollar-weighted average portfolio maturity of no more than 60 days and a dollar-weighted average life to maturity of no more than 120 days.

Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Maxim Short Duration Bond Portfolio seeks maximum total return that is consistent with preservation of capital and liquidity.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds.  The Fund selects securities based on relative value, maturity, quality and sector.  The Fund will maintain an actively managed portfolio of bonds selected from several categories including: U.S. Treasuries and agency securities; commercial and residential mortgage-backed securities; asset-backed securities; and corporate bonds.  The Fund will maintain a weighted average quality of A or higher, maintain average duration between 1 to 3 years based on the adviser’s forecast for interest rates and invest up to 20% in securities of below investment grade quality (“high yield/high risk” or “junk”) bonds.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation.  Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.  This Fund emphasizes companies with favorable prospects for increasing dividend income and capital appreciation.  It seeks to invest in companies which have one or more of the following characteristics:  established operating histories; above-average current dividend yields relative to the S&P 500® Stock Index; sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500® Stock Index; and low stock price relative to a company’s underlying value as measured by assets, earnings, cash flow or business franchises.

Under normal market conditions, substantial dividend income means that yield on the Fund's securities generally exceeds the yield on the Fund's benchmark.  In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives a unique opportunity for gain.  These special situations might arise when the sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction, or a favorable competitive environment.  While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Fund’s objectives.  This Fund may also invest up to 25% of its total assets in foreign securities.  The Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities.  The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Maxim T. Rowe Price Mid Cap Growth seeks long-term capital appreciation.  Under normal circumstances, this Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the S&P 400 MidCap® Index or the Russell MidCap® Growth Index, emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company.  The market capitalization of the companies in the Fund, the S&P MidCap 400® Index, and the Russell MidCap® Growth Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.  This Fund selects stocks using a growth approach and invests in companies that offer proven products or services, have a historical record of above-average earnings growth, demonstrate potential for sustained earnings growth, have a connection to industries experiencing increasing demand, or have stock prices that appear to undervalue their growth prospects.  In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives an unusual opportunity for gain.  These special circumstances might arise when the sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction, or a favorable competitive environment.  While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Fund’s objectives.

T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Maxim U.S. Government Mortgage Securities Portfolio (formerly known as Maxim U.S. Government Securities Portfolio) seeks the highest level of return consistent with preservation of capital and substantial credit protection.  Under normal circumstances, this Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage-related securities that have been issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities.  The Fund will invest in private mortgage pass-through securities and collateralized mortgage obligations (“CMOs”).  CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by the (i) U.S. Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) private originators.  The Fund will invest in commercial mortgage-backed securities, asset-backed securities, and investment grade corporate bonds.  This Fund will focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.  The Fund also invests in mortgage dollar rolls with up to 20% of its net assets.  In a mortgage dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party.

Maxim Profile I Portfolios

Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.

Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize equity investments.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize equity investments and, to a lesser degree, fixed income securities.

Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize fixed income investments, and, to a lesser degree, equity investments.

Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Maxim Series Fund, that emphasize fixed income investments.

Maxim Lifetime Asset Allocation Portfolios

Maxim Lifetime 2015 Portfolio II – Class T  The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2015 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2015.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 40-60% of its net assets in Underlying Portfolios that invest primarily in equity securities and 40-60% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2025 Portfolio II – Class T  The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2025 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2025.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 60-80% of its net assets in Underlying Portfolios that invest primarily in equity securities and 20-40% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2035 Portfolio II – Class T  The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2035 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2035.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 70-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-30% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2045 Portfolio II – Class T  The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2045 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Portfolios that invest primarily in equity securities and 5-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Maxim Lifetime 2055 Portfolio II – Class T  The Fund seeks capital appreciation and income consistent with its current asset allocation.  After 2055 (“transition year”), the investment objective is to seek income and, secondarily, capital growth.  The Fund seeks to achieve its objective by investing in a professionally selected mix of other mutual funds (“Underlying Portfolios”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2055.  Depending on its risk profile and proximity to the transition year, each Fund employs a different combination of investments among different Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital.  The Fund currently expects (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.  Over time, the Fund's asset allocation strategy will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.  MCM uses asset allocation strategies to allocate assets among the Underlying Portfolios.  The Fund will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Incorporated)

Neuberger Berman AMT Regency Portfolio (Class I Shares) seeks growth of capital.  To pursue this goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap® Index.  The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

Neuberger Berman AMT Socially Responsive Portfolio (Class I Shares) seeks long-term growth of capital by investing in securities of companies that meet the Fund’s financial criteria and social policy.  To pursue this goal, the Fund invests mainly in common stocks of mid- to large-capitalization companies.  The Fund seeks to reduce risk by investing across many different industries.  The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT High Yield Portfolio (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of March 31, 2010 was 4.40 years. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO VIT Low Duration Portfolio (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Portfolio normally varies from one to three years based on PIMCO’s forecast for interest rates. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

PIMCO VIT Real Return Portfolio (Administrative Shares) seeks maximum real return, consistent with preservation of real capital and prudent investment management.   The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration.

All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index (formerly named the Lehman Brothers U.S. TIPS Index) will be calculated using the same conversion factors. The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective duration of the Barclays Capital U.S. TIPS Index, which as of March 31, 2010 was 6.34 years.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.  The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

PIMCO VIT Total Return Portfolio (Administrative Shares) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of March 31, 2010 was 4.68 years.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

Putnam Variable Trust (advised by Putnam Investments, LLC)

Putnam VT Equity Income Fund (Class IA Shares) The Fund seeks capital growth and current income. The Fund invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and also capital growth.  Under normal circumstances, the Fund invests at least 80% of the Fund’s assets in equity investments.

Putnam VT Global Health Care Fund (Class IA Shares) The Fund seeks capital appreciation.  The Fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that the Fund believes have favorable investment potential.  The Fund considers, among other factors, a company’s valuation, financial strength, competitive position in the industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.  The Fund also uses derivatives, such as futures, options, warrants, and swap contracts, for both hedging and non-hedging purposes and the Fund may engage in short sales of securities.

Putnam VT High Yield Fund (Class IA Shares) The Fund seeks high current income.  Capital growth is a secondary goal when consistent with achieving high current income.  The Fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality, and have intermediate to long-term maturities (three years or longer).  Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in securities rated below investment grade.

Putnam VT International Growth Fund Class (IA Shares) The Fund seeks long-term capital appreciation.  The Fund invests mainly in common stocks of companies outside of the United States.  The Fund mainly invests in growth stocks, which are those issued by companies that are believed to be fast growing and whose earnings are likely to increase over time and may lead to an increase in the price of the stock.  The Fund may invest in companies of any size and may invest in both established and developing (emerging) markets.

Putnam VT Multi Cap Value Fund (Class IA Shares) The Fund seeks capital appreciation and, as a secondary objective, current income.  The Fund invests mainly in the common stocks of U.S. companies, with a focus on value stocks.  Value stocks are those that the Fund believes are currently undervalued by the market.  Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in midsized companies of a size similar to those in the Russell Midcap Value Index.

Royce Capital Fund (advised by Royce & Associates, LLC)

Royce Micro-Cap Portfolio’s (Service Class Shares) The Fund’s investment goal is long-term growth of capital.  The Fund invests primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies, generally focusing on those that it believes are trading considerably below its estimate of their current worth, basing this assessment on factors such as balance sheet quality and cash flow levels.  Normally the Fund will invest up to 80% of its net assets in the equity securities of micro-cap companies (which the adviser defines as companies with stock market capitalizations less than $500 million at the time of investment).  The Fund may invest up to 25% of its assets in foreign securities.

Royce Small-Cap Portfolio’s (Service Class Shares) The Fund’s investment goal is long-term growth of capital.  The Fund invests primarily in equity securities issued by small companies. Royce generally looks for companies that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below its estimate of their current worth.  Normally, the Fund will invest at least 80% of its net assets in the equity securities of small-cap companies (which the adviser defines as companies with stock market capitalizations less than $2.5 billion at the time of investment).  The Fund may invest up to 25% of its respective net assets in foreign securities.

Van Eck Worldwide Insurance Trust (advised by Van Eck Associates Corporation)

Van Eck VIP Global Hard Assets (Initial Class Shares) (formerly known as Van Eck WIT Worldwide Hard Assets) Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of “hard asset” companies and instruments that derive their value from “hard assets.”  “Hard assets” consist of precious metals, natural resources, real estate and commodities.  A company will be considered to be a hard asset company if it, directly or indirectly, derives at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.  The Fund will invest in securities of companies located throughout the world (including the U.S.).  The Funds investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trust, partnerships, convertible debt instruments, and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.  The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard asset securities.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting.  We are the legal owner of all shares of the Funds held in the Divisions of the Series Account.  In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account.  However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions.  At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our General Account.  We assume the risk of investment gain or loss on this amount.  All assets in the General Account are subject to our general liabilities from business operations.  The Fixed Account does not participate in the investment performance of the Sub-Accounts.

The Fixed Account is not registered with the SEC under the Securities Act of 1933.  Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act.  As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act.  However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.

The Fixed Account offers a guarantee of principal, after deductions for fees and expenses.  We also guarantee that you will earn interest at a rate of at least 3% per year on amounts in the Fixed Account.  We do not rely on predetermined formulas to set Fixed Account interest rates.  We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.

The Fixed Account may not be available in all states.

Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues

In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement.  In such cases, references in this prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.

Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction.  For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

The general considerations applicable to such a purchase include the following:

1.
Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.
Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.

3.	The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

4.	The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

5.	Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.

6.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

7.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

8.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

9.
In an employer-financed insurance purchase arrangement, the procedures described below on page xx which are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund.  Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected.  The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund.  The Fund determines the restrictions imposed, which could be one of the four restrictions described on page xx or  restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.

Charges and Deductions

Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment, which is broken down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state's Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 2.5% of Premium up to target and 1.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any). Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law and for corporate owned policies only, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first six Policy Years, we will return a percentage of the expense charge.  The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters.  This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

Policy Year	Percentage of Account Value Returned
Year 1	7%
Year 2	6%
Year 3	5%
Year 4	4%
Year 5	3%
Year 6	2%
Year 7	1%
Year 8+	0%

As described under the heading "Term Life Insurance Rider" on page xx, we may offer a term life insurance rider that may have the effect of reducing the sales load you pay on purchasing an equivalent amount of insurance.  We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we apply against each Division of the Series Account on a daily basis. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.50% for Policy Years 1 through 20 and 0.10% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3) and (4) where:

(1)	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
(2)	is the service charge;
(3)	is the monthly cost of any additional benefits provided by riders which are a part of your Policy; and
(4)	is any extra risk charge if the Insured is in a rated class as specified in your Policy.

The net amount at risk equals:

•	the death benefit divided by 1.00327374; less
•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk.  The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured's sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table ("2001 CSO").  Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000.    If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual.  Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Maxim Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year.  The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges.  Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.  The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund's net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund's assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds.  See "Payments We Receive" on page xx.

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.  The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner.  While the Insured is alive, unless you have assigned any of these rights, you may:
•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary.  The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums.  Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus on page xx.

You may change your allocation percentages at any time by Request.

Transfers Among Divisions.  Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division's value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.

A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Maxim Money Market Portfolio Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one time rebalancing, however, will be counted as one Transfer).

Fixed Account Transfers.  Transfers into the Fixed Account are limited to once every 60 days.  Transfers from the Fixed Account may only be made once per year.  The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the transfer in the previous 365 day period.

Market Timing & Excessive Trading.  The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds.  Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price.  In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners.  As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading.  If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner's trading activity to the Fund.  If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:

•
Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center.  Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represents that no further market timing or excessive trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the Owner;

•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.

Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity.  Accordingly,  we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established.  To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures.  In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading.  Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us.  We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading.  In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

Exchange of Policy.  You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The cash value of your current Policy will be applied to the new policy as the Initial Premium.

Age Requirements.  An Insured's Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC, to the extent necessary. We also may close a Division to future Premium allocations and Transfers of Account Value. A Division closing may affect dollar cost averaging and the rebalancer option.  We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in "Charges and Deductions" beginning on page xx of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to Transfer assets between Divisions, or from any Division to our General Account. In the event of any substitution or other act described in this paragraph, we may make appropriate amendment to the Policy to reflect the change.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification –

•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account.  The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10.00 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value attributable to each Division of the Series Account on the Policy Date equals:

•	that portion of net Premium received and allocated to the Division, plus
•	that portion of net Premium received and allocated to the Fixed Account, less
•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:

•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division's net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•
if the first day of a Policy Month occurs during the current Valuation Period, that Division's portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by deducting the mortality and expense risk charge for each day in the Valuation Period from the quotient of (1) and (2) where:

(1) is the net result of:
•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus
•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

(2) is the net result of:
•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus
•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The Fixed Account Value is:

•	Premiums allocated to the Fixed Account; plus
•	Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	Loans from the Fixed Account; minus
•	Transfers from the Fixed Account, including any applicable transfer charges

During any Policy Month the Fixed Account Value will be calculated on a consistent basis.  For purposes of crediting interest, policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

The net investment factor may be greater or less than or equal to one.

Splitting Units.  We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured's age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy's Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance.  When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase "paid-up" insurance. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner's Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest.  The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see "Federal Income Tax Considerations -- Treatment When Insured Reaches Attained Age 121" on page xx.

Supplemental Benefits.  The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value.  If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately.  See fee tables beginning on page x.

Term Life Insurance Rider.  This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured's Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider's death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider's death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy's specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in "Death Benefit" below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the latter of:

•	the Policy Date of the Policy to which this rider is attached; or
•	the date this rider is delivered and the first rider premium is paid to the Company

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider's death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy's monthly risk charge.

If you purchase this rider, the sales load and return of expense charge will be proportionately lower as a result of a reduction in commission payments.  Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis.   In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:
•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.

Change of Insured Rider.  This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured's age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change.  When a change of Insured takes effect, Premiums will be based on the new Insured's age, sex, mortality class and the Premium rate in effect on the Policy Date.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging.  By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option.  By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions.  Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request.  Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium.  To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to "rate" an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the "Policy Date") will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

Free Look Period.  During the free look period (ten days or longer where required by state law), you may cancel your Policy.  If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.

Generally, net Premium will be allocated to the Divisions you selected on the application.  However, under certain circumstances described below, the net Premium will first be allocated to the Maxim Money Market Division and remain there until the next Valuation Date following the end of the free look period.  On that date, the Sub-Account value held in the Maxim Money Market Division will be allocated to the Division(s) selected by you.  If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date.  Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may not change your Division allocations but you may change your allocation percentages.

Policies returned during the free look period will be void from the Issue Date.  In some states, we will refund your current Account Value plus the return of any expense charges deducted.  In those states, this amount may be higher or lower than your Premium payments, which means you bear the investment risk during the free look period.

Certain states require that we return the greater of your Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received.  In those states, we will allocate your net Premium payments to the Maxim Money Market Division. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.

Premium. All Premium payments must be made payable to "Great-West Life & Annuity Insurance Company" and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy's Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.  You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below.  To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See "Charges and Deductions - - Expense Charge Applied to Premium," on page xx.

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit.  If your Policy is in force at the time of the Insured's death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured's death. The amount payable will be:

•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured's death, less
•	any accrued and unpaid Policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured's death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy.  See "Federal Income Tax Considerations - Tax Status of the Policy," on page xx.  Your Policy must qualify under the cash value accumulation test (“CVAT”).

Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.

The Policy has two death benefit options.

Option 1. The "Level Death" Option. Under this option, the death benefit is –

•	the Policy's Total Face Amount on the date of the Insured's death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The "Coverage Plus" Option. Under this option, the death benefit is –

•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured's death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want your death benefit to increase with your Account Value.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account.  See the “Account Value” and “Charges and Deductions” sections of this prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option.  After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:
•
If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount.  You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases in Total Face Amount. To Request an increase in Total Face Amount, you must provide satisfactory evidence of the Insured's insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month's monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy.  When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date.  Any excess Premium is then allocated toward the new segment.  Each segment will have a separate target Premium associated with it.  The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus.  The expense charge formula will apply to each segment based on the target Premium for that segment.  In addition, each segment will have a new incontestability period and suicide exclusion period as described in the "Other Provisions and Benefits" section of this prospectus.

Decreases in Total Face Amount. A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:
•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders.  You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.  To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus.  We will send you the paperwork necessary for you to Request the surrender of your Policy.  The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

We will determine your Cash Surrender Value as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy's death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties.  See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” beginning on page xx of this prospectus.

Partial Withdrawal.  You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25.  To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus.  We will send you the paperwork necessary for you to request a withdrawal from your Policy.  The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations - - Tax Treatment of Policy Benefits," beginning on page xx of this prospectus.

Loans

Policy Loans.  You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less the current monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is the Moody's Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody's Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state's Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment.  Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured's death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage.  If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period.  If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy.  Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured.  Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement.  Before the Insured's death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:

•	you make your reinstatement Request within three years from the date of termination;
•	you submit satisfactory Evidence of Insurability to us;
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
•
you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy's Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:

•	the Account Value at the time of termination; plus
•	net Premiums attributable to Premiums paid to reinstate the Policy; less
•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	The expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment.  We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:
•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or
•
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the "IRS") current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments.  Section 817(h) of the Code requires that the investments of each Division of the Series Account be "adequately diversified" in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary income tax rates with respect to the earnings allocable to the Policy in the year of the failure and all prior years prior to the receipt of payments under the Policy.  We believe that the Divisions will be adequately diversified.

Policy Owner Control.   In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner).  In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.  Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.  We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91.  However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:
•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the "investment in the contract," which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs.  In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums ("seven-pay test").  In addition, a Policy may be treated as a MEC if there is a "material change" of the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC.  We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you.  We will promptly notify you or your agent of the excess cash received.  We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds.  If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test.  Also, if a decrease in Total Face Amount occurs within seven years of a "material change," we will retest your Policy for compliance as of the date of the "material change."  Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary.  Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC.  If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract."  An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702.  Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

•
First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•
Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loans, or loans secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	made when the taxpayer is age 59½ or older;
2.	attributable to the taxpayer becoming disabled; or
3.
is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary's life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a "paid-up" life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a "life insurance contract" under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a "life insurance contract." We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy.  Where a Policy is owned by other than a natural person, the Owner's ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

Employer-Owned Life Insurance.  The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.

Split Dollar Life Insurance.  A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Other Employee Benefit Programs.  Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.

Policy Loan Interest.  Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Our Taxes.  We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations.  Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called "deferred acquisition cost" tax ("DAC tax") applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.

•	We do not make any guarantees about the Policy's tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.
•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations.  All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Beverly A. Byrne, Chief Compliance Officer & Legal Counsel, Financial Services, of Great-West, has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law.  The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., N.W., Suite 400, East Lobby, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

Financial Statements

Great-West's consolidated financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

[To be filed by amendment]

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and of each of the Divisions of the Series Account.  The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus.  The SAI is available upon request, without charge.  To request the SAI or other information about the Policy, or to make any inquires about the Policy, contact Great-West toll-free at 888-353-2654 or via email at keybizdirect@gwl.com.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.  Reports and other information about the Series Account are available on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09201

Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business.  We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:
(a)	Account Value on the effective date of the surrender; less
(b)	outstanding Policy loans and accrued loan interest, if any; less
(c)	any monthly cost of insurance charges.

Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured.  This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund.  Divisions may also be referred to as "investment divisions" or "sub-accounts" in the prospectus, SAI or Series Account financial statements.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate.  This account is not part of and does not depend on the investment performance of the Sub-Accounts.

Fund – An underlying mutual fund in which a Division invests.  Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy.

Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company.  The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract.  For more information regarding MECs, see “Modified Endowment Contracts” on page xx.

NYSE – New York Stock Exchange.

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living.  The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy.  The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Premiums – Amounts received and allocated to the Sub-Account(s) prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company.  The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL –2 Series Account.  It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Owner's Account Value containing the value credited to the Owner from the Series Account.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company.  Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day.  Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined.  A Valuation Date is each day that the NYSE is open for regular business.  The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT).  To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values.  We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

COLI VUL-2 SERIES ACCOUNT

Flexible Premium Variable
Universal Life Insurance Policies

Issued by:

Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado 80111

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated December __ , 2010, which is available without charge by contacting Great-West Life & Annuity Insurance Company at (888) 353-2654 or via e-mail at keybizdirect@gwl.com.

December __ , 2010

Table of Contents

General Information and History of Great-West and the Series Account	3
State Regulation	3
Independent Registered Public Accounting Firm	3
Underwriters	3
Underwriting Procedures	4
Illustrations	4
Financial Statements	4

General Information and History of Great-West and the Series Account

Great-West Life & Annuity Insurance Company (“Great-West,” the “Company,” “we” or “us”) is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.

We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company.  GWL&A Financial, Inc. is an indirect wholly owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

We established the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) in accordance with Colorado law on November 25, 1997. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

State Regulation

We are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Independent Registered Public Accounting Firm

The financial statements of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company and the consolidated financial statements of Great-West Life & Annuity Insurance Company and subsidiaries included in this Prospectus and the related financial statement schedule included elsewhere in the Registration Statement have been audited by [     ] , an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement which report on the consolidated financial statements and financial statement schedule of Great-West Life & Annuity Insurance Company and subsidiaries expresses an unqualified opinion and includes an explanatory paragraph referring to the change in accounting for the recognition and presentation of other-than temporary impairments for certain investments, as required by accounting guidance adopted on April 1, 2009, and both have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Underwriters

The offering of the Policy is made on a continuous basis by GWFS Equities, Inc. ("GWFS Equities"), an indirect wholly owned subsidiary of Great-West, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

GWFS Equities has received no underwriting commissions in connection with this offering in each of the last three fiscal years.

Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold.  Such agents will be registered representatives of broker-dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with GWFS Equities. GWFS Equities also acts as the general distributor of certain annuity contracts issued by us.  The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 70% of Premium up to the first year target Premium and 7% of the portion of the first year Premium above the target.  In addition, asset-based trail commissions may be paid.  A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

Underwriting Procedures

We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions.  We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions.  We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.

Illustrations

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits.  The first illustration you Request during a Policy Year will be provided to you free of charge.  Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Financial Statements

The consolidated financial statements of Great-West as contained herein should be considered only as bearing upon Great-West's ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account.  The variable interest of Owners under the Policies are affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.

[To be filed by amendment]

PART C: OTHER INFORMATION

Item 26. Exhibits

(a)
Board of Directors Resolution. Resolution authorizing establishment of Registrant is incorporated by reference to initial Registrant’s Registration Statement on Form S-6 filed on January 22, 1999 (File No. 333-70963).

(b)	Custodian Agreements. None.

(c)
Underwriting Contracts. Copy of underwriting contract between Great-West Life & Annuity Insurance Company (“Great-West”) and GWFS Equities, Inc. (formerly BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File Nos. 333-70963).

(d)	Policies.

(d)(1)	Specimen Policy Form 355-CSO is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

(d)(2)
Specimen Term Life Insurance Rider (Form J355rider-CSO for policies issued after January 1, 2009 ) is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

(d)(3)	Specimen Policy Free-Look Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 1 on Form S-6 filed on April 27, 2000 (File No. 333-709630.

(d)(4)	Specimen Policy Return of Expense Charge Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form S-6 filed on April 25, 2001 (File No. 333-70963).

(d)(5)	Change of Insured Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on April 30, 2004 (File No. 333-70963 and 811-09201).

(d)(8)
Specimen Fixed Account Endorsement Form 379 is incorporated by reference to Registrant's Post-Effective Amendment No. 19 to Registration Statement on Form N-6 as filed on December 17, 2008 (File No. 333-70963).

(e)	Applications. Specimen Application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 filed on June 23, 1999 (File No. 333-70963).

(f)	(f)(1)
Depositor’s Certificate of Incorporation. Copy of Articles of Incorporation of Great-West, as amended, is incorporated by reference to Pre-Effective Amendment No. 2 on Form S-1 of Great-West filed on October 29, 1996, (File No. 333-01173).

(f)(2)
By-Laws of Great-West as amended June 17, 1997 is incorporated by reference to Amendment No. 1 on Form 10-K of Great-West filed on March 31, 1998 (File No. 333-01173); Amended Bylaws of Great-West are incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed by FutureFunds Series Account on Form N-4 on April 24, 2006 (File No. 2-89550).

(g)
Reinsurance Contracts. Form of Reinsurance Contract between Great-West and Security Life of Denver is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File Nos. 333-70963).

(h)	Participation Agreements.

(h)(1)
Participation Agreement among Great-West, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc., dated March 30, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File Nos. 333-70963).

(h)(2)
First Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West Life and Annuity Insurance Company (“First Great-West”) on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(3)
Second Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(4)
Third Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(5)
Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(6)
First Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated April 20, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(7)
Second Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated May 1, 2002, incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(8)
Third Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated April 26, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(9)
Fourth Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 17, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(10)
Fund Participation Agreement among Great-West, First Great-West, American Funds Insurance Series and Capital Research and Management Company dated January 28, 2008 is incorporated by reference to Registrant’s Post-Effective No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963)

(h)(11)
Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated December 16, 2004, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(12)
First Amendment to Fund Participation Agreement among Great-West, First Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis Distributors, LLC, dated July 2, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(13)
Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund Inc.  (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated December 31, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(14)
Amendment to Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated March 15, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(15)
Amendment to Fund Participation Agreement among Great-West, Dreyfus Growth and Value Funds, Inc., Dreyfus Life & Annuity Index Fund, Inc., and Dreyfus Variable Investment Fund, dated January 1, 2002, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(16)
Second Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(17)
Third Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated December 1, 2004, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(18)
Fourth Amendment to Fund Participation Agreement among Great-West, First Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated July 31, 2007 is incorporated by reference to Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(19)
Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated October 6, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(20)
Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated December 31, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(21)
Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, dated January 1, 2002 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-2 Series Account of First Great-West on Form N-6 filed on October 10, 2007 (File No. 333-144503).

(h)(22)
Third Amendment to Fund Participation Agreement among Great-West, Insurance Series and Federated Securities Corporation, and First Great-West dated November 26, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(23)
Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated February 1, 1994, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(24)
First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(25)
Second Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(26)
Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated May 1, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(27)
First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(28)
Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(29)
First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(30)
Amended and Restated Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated October 26, 2006 is incorporated by reference to Registrant’s Post Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(h)(31)
Amendment to Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated May 16, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(32)
Second Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated August 29, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(33)
Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated June 1, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(34)
Letter Agreement Supplement to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated April 27, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(35)
Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated December 1, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(36)
Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated October 4, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(37)
Third Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated September 14, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(38)
Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series, and Janus Capital Corporation dated January 31, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

(h)(39)	Agreement between Great-West and Maxim Series Fund, Inc. is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(40)
Amendment to Agreement between Great-West, First Great-West and Maxim Series Fund, Inc. dated November 1, 2007, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(41)
Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(42)
Amendment to Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated October 24, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(43)
Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on May 3, 2004 (File No. 333-70963).

(h)(44)
First Amendment to Participation Agreement among Great-West, PIMCO Variable Trust, Pacific Investment Management Company, LLC, Allianz Global Investors Distributors, LLC and First-Great-West dated August 31, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(45)
Fund Participation Agreement among Great-West, Scudder Variable Series I, Scudder Variable Series II, Scudder Investment VIT Funds, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and Scudder Distributors, dated March 31, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(46)
First Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great-West dated April 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of First Great-West filed on September 21, 2007 (File No. 333-146241) .

(h)(47)
Second Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great-West dated July 1, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of First Great-West filed on September 21, 2007 (File No. 333-146241).

(h)(48)
Fund Participation Agreement among Great-West, Royce Capital Fund, and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to Registrant’s Post Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(h)(49)
Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation, Great-West and First Great-West dated October 11, 2007 is incorporated by reference to Registrant's Post Effective Amendment No. 16 on Form N-6, as filed on April 21, 2008. (File No. 333-70963).

(h)(50)
Participation Agreement among Putnam Variable Trust, Putnam Management Limited Partnership, Great-West and First Great-West dated April 30, 2008 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008. (File No. 333-70963).

(h)(51)
Participation Agreement among Great-West, First Great-West, Columbia Funds Variable Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated April 30, 2009 is incorporated by reference to Registrant’s Post Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

(h)(52)
Amendment to Participation Agreement among Great-West, First Great-West, Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Registrant’s Post Effective Amendment No. 21 on form N-6 filed on April  16, 2010 (File No. 333-70963).

(h)(53)
Second Amendment to the Fund Participation Agreement among Great-West, First Great-West, The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated November 2, 2009 is incorporated by reference to Registrant’s Post Effective Amendment No. 21 on form N-6 filed on April  16, 2010 (File No. 333-70963).

(i)	Administrative Contracts. None.

(j)
Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Post Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(k)
Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form S-6 filed on June 23, 1999 (File No. 333-70963)

(l)	Actuarial Opinion. None.

(m)	Calculation of Hypothetical Illustration Value is incorporated by reference to Registrant’s Post Effective Amendment No. 9 to Form N-6 filed on April 29, 2003 (File No. 333-70963).

(n)	Other Opinions.

(n)(1)	Legal Consent of Jorden Burt, LLP is filed herewith.

(n)(2)	Independent Registered Public Accounting Firm’s consent will be filed by amendment.

(o)	Omitted Financial Statements. None.

(p)	Initial Capital Agreements. None.

(q)	Redeemability Exemption. None.

(r)
Power of Attorney for Raymond L.S. McFeetors is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008. Powers of Attorney for W. Mackness, R.J. Orr and P.K. Ryan are incorporated by reference to Registrant's Post Effective Amendment No. 16 on Form N-6, as filed on April 21, 2008. The Powers of Attorney for the J. Balog, J.L. Bernbach, O.T. Dakow, A. Desmerais, P. Desmarias, Jr., K.P. Kavanagh, A. Louvel, J.E.A. Nickerson, D. A. Nield, M. Plessis-Bélair and B. E. Walsh are incorporated by reference to Post Effective Amendment No. 15 to the Registration Statement filed on Form N-6 on April 26, 2007 (File No. 333-70963).  The Powers of Attorney for H.P. Rousseau, R. Royer and T.T. Ryan are incorporated by reference to Registrant’s Post Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

Item 27.  Directors and Officers of the Depositor.

Name	Principal Business Address	Positions and Offices with Depositor
J. Balog	2205 North Southwinds Boulevard, Apt. 307 Vero Beach, Florida 32963	Director
J. L. Bernbach	32 East 57 Street, 10th Floor New York, NY 10022	Director
A. Desmarais	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
P. Desmarais, Jr.	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
M.T.G. Graye	8515 E. Orchard Road Greenwood Village, CO 80111	Director, President and Chief Executive Officer
A. Louvel	P.O. Box 1073 38 Beach Lane Wainscott, NY 11975	Director
R. L. McFeetors	Great-West Life 100 Osborne Street N Winnipeg, Canada MB R3C 3A5	Chairman of the Board
J. E. A. Nickerson	H.B. Nickerson & Sons Limited P.O. Box 130 255 Commercial Street North Sydney, Nova Scotia, Canada B2A 3M2	Director
R.J. Orr	Power Financial Corporation 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
M. Plessis-Bélair, F. C. A.	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
H.P. Rousseau	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
R. Royer	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
P.K. Ryan	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
T.T. Ryan	SIFMA 120 Broadway, 35th Floor New York, NY 10271-0080	Director
B. E. Walsh	Saguenay Capital, LLC Two Manhattanville Rd, #403 Purchase, New York 10577	Director
S. M. Corbett	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President and Chief Investment Officer
C. H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Defined Contribution Markets
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, FASCore Operations
G. R. Derback	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Controller
R. J. Laeyendecker	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Executive Benefits Markets
J. L. McCallen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Chief Financial Officer
G. R. McDonald	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Corporate Resources
S. A. Miller	8525 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, GWL&A Systems
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	President, Great-West Retirement Services
G. E. Seller	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Government Markets
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President, Individual Markets
R.D. Saull	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President, Information Services
E.P. Friesen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Investments
R.G. Schultz	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, General Counsel and Secretary
C.S. Tocher	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Investments
D.C. Aspinwall	8515 East Orchard Road Greenwood Village, CO 80111	Chief Risk Officer & Legal Counsel, Litigation
Beverly A. Byrne	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer & Legal Counsel, Financial Services

Item 28.  Person Controlled by or Under Common Control with the Depositor or the Registrant.

Organizational Chart – September 30, 2010
I.           OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais
        99.999% - Pansolo Holding Inc.
  100% - 3876357 Canada Inc.
  100% - 3439496 Canada Inc.
  100% - Capucines Investments Corporation
    32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)
               94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)
             53.74% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by Mr. Paul G. Desmarais is as follows.  There are issued and outstanding as of September 30, 2010 409,313,632 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 897,861,352.

Pansolo Holding Inc. owns directly 23,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 26,892,953 or 3.00 % of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively 4.53%, 0.36%, 0.35 % of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.72% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence, the total voting rights of PCC under the direct and indirect control of Mr. Paul G. Desmarais is approximately 62.13%; note that this is not the equity percentage.

Mr. Paul G. Desmarais also owns personally 1,561,750 SVS of PCC.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.           Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
     100.0% - 171263 Canada Inc.
         66.08% - Power Financial Corporation
           68.37% - Great-West Lifeco Inc.
             100.0% - Great-West  Financial (Canada) Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
   100.0% - Great-West Lifeco U.S. Inc.
                    100.0% - GWL&A Financial Inc.
                                    60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
     60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
 60.0% - Great-West Life & Annuity Insurance Capital, LLC
     60.0% - Great-West Life & Annuity Insurance Capital, LLC II
                                   100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - First Great-West Life & Annuity Insurance Company (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
    100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
   100.0% - National Plan Coordinators of Delaware, Inc.
   100.0% - Emjay Corporation
   100.0% - FASCore, LLC
     50.0% - Westkin Properties Ltd.
     74.87% - Maxim Series Fund, Inc.
   100.0% - GW Capital Management, LLC
   100.0% - Orchard Trust Company, LLC
   100.0% - Lottery Receivable Company One LLC
   100.0% - LR Company II, L.L.C.
   100.0% - Singer Collateral Trust IV
                                   100.0% - Singer Collateral Trust V

B.           Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
     100.0% - 171263 Canada Inc.
         66.08% - Power Financial Corporation
           68.37% - Great-West Lifeco Inc.
             100.0% - Great-West Financial (Canada) Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
                    100% - Great-West Lifeco U.S., Inc.
                   100% - Putnam Investments, LLC
                          100.0% - Putnam Acquisition Financing Inc.
             100.0% - Putnam Acquisition Financing LLC
               100.0% - Putnam U.S. Holdings, LLC
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company (NH)
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam U.S. Holdings I, LLC
100.0% - Putnam Retail Management GP, Inc.
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
80.0% - PanAgora Asset Management, Inc.
100.0% -Putnam GP Inc.
100.0% - PII Holdings, Inc.
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investment Holdings, LLC
    100.0% - Savings Investments, LLC
100.0% - Putnam Aviation Holdings, LLC
100.0% - Putnam Capital, LLC
80.0% - TH Lee Putnam Capital Management, LLC
                          100.0% - Putnam International Holdings LLC
                100.0% - Putnam Investments Inc. (Canada)
                100.0% - Putnam Investments (Ireland) Limited
                100.0% - Putnam Investments Australia Pty Limited
                100.0% - Putnam Investments Securities Co., Ltd. (Japan)
                100.0% - Putnam International Distributors, Ltd. (Cayman)
            100.0% - Putnam Investments Argentina S.A.
          100.0% - Putnam Investments (Asia) Limited
                100.0% - Putnam Investments Limited (U.K.)
                 100.0% - New Flag UK Holdings Limited
                   100.0% - New Flag Asset Management Limited (UK)

C.           The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
    100.0% - 171263 Canada Inc.
         66.08% - Power Financial Corporation
           68.37% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
100.0% - Great-West Lifeco Finance (Delaware) LP
100.0% - Great-West Lifeco Finance (Delaware) LLC
                 100.0% - 2023308 Ontario Inc.
           100.0% - Great-West Life & Annuity Insurance Capital, LP
           40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
         40.0% - Great-West Life & Annuity Insurance Capital, LLC
           100.0% - Great-West Life & Annuity Insurance Capital, LP II
           40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
         40.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - 2171866 Ontario Inc
100.0% - Great-West Lifeco Finance (Delaware) LP II
      100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
           100.0% - 6922023 Canada Inc.
           100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
100.0% - Great-West Investors GP Inc.
100.0% - Great-West Investors LP
100.0% - T.H. Lee Interests
100.0%  - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% RMA Real Estate LP
100.0% - Vertica Resident Services Inc.
                           100.0%  - GWL Investment Management Ltd.
                  100.0%  - 801611 Ontario Limited
100.0%  - 118050 Canada Inc.
                  100.0%  - 1213763 Ontario Inc.
99.9% -  Riverside II Limited Partnership
70.0% -   Kings Cross Shopping Centre Ltd.
100.0%  - 681348 Alberta Ltd.
                                           100.0% - The Owner: Condominium Plan No 8510578
                             50.0% - 3352200 Canada Inc.
100.0%  - 1420731 Ontario Limited
100.0%  - 1455250 Ontario Limited
100.0%  - CGWLL Inc.
  65.0%  - The Walmer Road Limited Partnership
  50.0%  - Laurier House Apartments Limited
100.0%  - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
    0.1% -  Riverside II Limited Partnership
100.0%  - High Park Bayview Inc.
  75.0%  - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100.0% - 647679 B.C. Ltd.
100.0% - Red Mile Acquisitions Inc.
70.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
70.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA  American Realty Corp.
1% - RMA  American Realty Limited Partnership [(99% owned by RMA  (U.S.) Realty LLC (Delaware)]
99.0% - RMA  American Realty Limited Partnership (1% owned by RMA  American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
70.0% - KS Village (Millstream) Inc.
70.0% - 0726861 B.C. Ltd.
70.0% - Trop Beau Developments Limited
70.0% - Kelowna Central Park Properties Ltd.
70.0% - Kelowna Central Park Phase II Properties Ltd.
40.0% - PVS Preferred Vision Services
100.0%  - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0%  - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
  100.00% - 1542775 Alberta Ltd.
  100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd.
30.0% - 0726861 B.C. Ltd.
30.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
30.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA  (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA  American Realty Corp.
1% - RMA  American Realty Limited Partnership [(99% owned by RMA  (U.S.) Realty LLC (Delaware)]
 99.0% - RMA  American Realty Limited Partnership (1% owned by RMA  American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
100.0% - London Capital Management Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 3853071 Canada Limited
  50.0% - Laurier House Apartments Limited
  30.0% - Kelowna Central Park Properties Ltd.
  30.0% - Kelowna Central Park Phase II Properties Ltd.
  30.0% - Trop Beau Developments Limited
100.0% - 42969098 Canada Inc.
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
 35.0% - The Walmer Road Limited Partnership
100.0% - 177545 Canada Limited
100.0% - Lonlife Financial Services Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Toronto College Park Ltd.
    25.0% - High Park Bayview Limited Partnership
30.0% - KS Village (Millstream) Inc.
100.0% - London Life Financial Corporation
89.4%  - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0%  - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)
100.0%  - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0%  - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Lifescape Limited
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
78.67% - Canada Life Assurance Europe Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited
100.0% - Canada Life Assurance (Ireland), Limited
100.0% - F.S.D. Investments, Limited
100.0% - Canada Life International Re, Limited
100.0% - Canada Life Reinsurance International, Ltd.
100.0% - Canada Life Reinsurance, Ltd.
100.0% - The Canada Life Group (U.K.), Limited
100.0% - Canada Life Pension Managers & Trustees, Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100% - Hotel Operations (Walsall) Limited
100.0% - Canada Life Trustee Services (U.K.), Limited
100.0% - CLFIS (U.K.), Limited
100.0% - Canada Life, Limited
100.0% - Canada Life (U.K.), Limited
100.0% - Albany Life Assurance Company, Limited
100.0% - Canada Life Management (U.K.), Limited
100.0% - Canada Life Services (U.K.), Limited
100.0% - Canada Life Fund Managers (U.K.), Limited
100.0% - Canada Life Group Services (U.K.), Limited
100.0% - Canada Life Holdings (U.K.), Limited
100.0% - Canada Life Irish Operations, Limited
100.0% - Canada Life Ireland Holdings, Limited.
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited
100.0% - CLH International Capital Management Hungary, Limited Liability Company
100.0% - The Canada Life Insurance Company of Canada
94.4% - MAM Holdings Inc. (5.6% owned by GWL)
100.0% - Mountain Asset Management LLC
100.0% - Quadrus Distribution Services Ltd.
100.0% - CL Capital Management (Canada), Inc.
100.0% - GRS Securities, Inc.
100.0% - 587443 Ontario, Inc.
100.0% - Canada Life Mortgage Services, Ltd.
100.0% - Adason Properties, Limited
100.0% - Adason Realty, Ltd.
100.0% - Laketon Investment Management Ltd.
100.0% - Crown Life Insurance Company

D.           IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
        100.0% - 171263 Canada Inc.
               66.08% - Power Financial Corporation
                    56.56% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - I.G. Investment Management, Ltd.
100% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
19.63% - I.G. (Rockies) Corp.
100.0% - I.G. Investment Corp.
80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Financial Charitable Foundation
100.0% - Strategic Charitable Giving Foundation
100.0% - M.R.S. Inc.
100.0% - M.R.S. Correspondent Corporation
100.0% - M.R.S. Securities Services Inc.
100.0% - Execuhold Investment Limited
100.0% - Winfund Software Corp.
100.0% - M.R.S. Trust Company
100.0% - Anacle I Corporation
100.0% - Mackenzie M.E.F. Management Inc.
100.0% - Canterbury Common Inc.
100.0% - Mackenzie Financial Services Inc.
100.0% - Mackenzie (Rockies) Corp.
100.0% - Mackenzie Cundill Investment (Bermuda) Ltd.
100.0% - Mackenzie Cundill Investment Management Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MSP 2007 GP Inc.
100.0% - Howson Tattersall Investment Counsel Limited
100.0% - MSP 2008 GP Inc.
100.0% - MSP 2009 GP Inc.
100.0% - MSP 2010 GP Inc.
 91.8% - Investment Planning Counsel Inc.
100.0% - Investment Planning Counsel of Canada Limited
100.0% - IPC Investment Corporation
100.0% - 9132-2155 Quebec Inc.
100.0% - Alpha I Financial Inc.
100.0% - IPC Save Inc.
100.0% - 1275279 Ontario Inc.
50.0% - IPC Estate Services Inc.
 50.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - IPC Portfolio Services Inc.
100.0% - Counsel Portfolio Services Inc.

E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada
    100.0% - 171263 Canada Inc.
         66.08% - Power Financial Corporation
                        100.0% - Power Financial Europe B.V.
           50.0% - Parjointco N.V.
              54.1% - Pargesa Holding SA
100.0% - Pargesa Netherlands B.V.
 27.4% - Imerys
 50.0% - Groupe Bruxelles Lambert
           Capital
    7.1%  - Suez Environment Company
  21.1% - Lafarge
    9.8% - Pernod Ricard
    0.6% - Iberdrola
    4.8% - Arkema
100.0% - Belgian Securities BV
               Capital
30.6% - Imerys
  61.6% - Brussels Securities
               Capital
100.0% - Sagerpar
3.8% - Groupe Bruxelles Lambert
100.0% - ECP 3
100.0% - GBL Overseas Finance NV
100.0% - GBL Treasury Center
Capital
100.0% - GBL Energy Sárl
Capital
4.0% - Total
100.0% - GBL Verwaltung GmbH
100.0% - Immobilière Rue de Namur Sárl
100.0% - GBL Finance SA
               Capital
38.4% - Brussels Securities
100.0% - GBL Verwaltung Sàrl
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
  5.2% - GDF SUEZ (1)
43.0% - ECP 1
42.4% - ECP 2
100.0% - Pargesa Compagnie S.A..
100.0% - Fivaz & Cie SA
100.0% - Pargesa Luxembourg S.A.
100.0% - SFPG
100.0% - SIB Huston

(1) Based on Company’s published capital as of September, 2010

F.           Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltée
100.0% - La Presse ltée
100.0% - Gesca Ventes Média Ltée
100.0% - Gesca Numérique Ltée
100.0% - 3855082 Canada Inc.
100.0% - Cyberpresse inc.
100.0% - 6645119 Canada Inc.
100.0% - Les Éditions La Presse II Inc.
100.0% - 3819787 Canada Inc.
100.0% - 3834310 Canada Inc.
20.0% - 3859282 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - 4400046 Canada Inc.
49.99% - 9059-2114 Québec Inc.
97.5% - DuProprio Inc.
100% - VR Estates Inc.
100% - 0757075 B.C. Ltd.
0.1% - Lower Mainland Comfree LP
99.9% - Lower Mainland Comfree LP
100% - Private Real Estate Corporation
100% - 1083411 Alberta Ltd
100% - Comfree Commission Free Realty Inc.
100.0% - Les Productions La Presse Télé Ltée
100.0% - La Presse Télé Ltée
100.0% - La Presse Télé II Ltée
100.0% - La Presse Télé III Ltée
100.0% - Les Éditions Gesca Ltée
100.0% - Groupe Espaces Inc.
100.0% - Les Éditions La Presse Ltée
100.0% - (W.illi.am) 6657443 Canada Inc.
  10.0% - Acquisio Inc.
  50.0% - Workopolis Canada
  25.0% - Olive Média

G.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
  25.0% - Barrick Power Gold Corporation of China Limited
  100.0% - Power Pacific Mauritius Limited
7.61% - Vimicro
  0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
4.3% - CITIC Pacific Limited
5.8% - Yaolan Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited

H.           Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Power Tek, LLC
100% - 3540529 Canada Inc.
100.0% - Gelprim Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
   22.15% - Bellus Health Inc.
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - Communications BP S.A.R.L
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 3249531 Canada Inc.
100% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
100.0% - Power Corporation of Canada Inc.
100.0% - Square Victoria Real Estate Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% Sagard Capital Partners Management Corp.
  80.5% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
    3.6% - Mitel Networks Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.

I.           Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 4400020 Canada Inc.
100.0% - 4507045 Canada Inc.
100.0% - 4507088 Canada Inc.
100.0% - Power Financial Capital Corporation

Item 29.
 Indemnification.  Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against liabilities arising under the Securities Act of 1933.  The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 - INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this Article:

(1) "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(2) "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign entity or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

(3) "Expenses" includes counsel fees.

(4) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5) "Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.

(1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)	The person conducted himself or herself in good faith; and

(b)	The person reasonably believed:

(I)        In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; and

(II)         In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and

(c)	In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

(2) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

(3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4) A corporation may not indemnify a director under this section:

(a)  In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)  In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

(a)  The director furnishes the corporation a written affirmation of the director’s good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

(b)  The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

(c)  A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(2) The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(a)  If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)  If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1) A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

(2) The determinations required by under subsection (1) of this section shall be made:

(a)  By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

(b)  If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)  By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b)  By the shareholders

(4) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officer, Employees, Fiduciaries, and Agents.

(1) Unless otherwise provided in the articles of incorporation:

(a)  An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b)  A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

(c)  A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s  status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1) A provision treating a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2) Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of Great-West

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a)
“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)	the person conducted himself or herself in good faith; and

(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)
the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

(ii)
the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 30. Principal Underwriter.

(a)
GWFS Equities, Inc. currently distributes securities of Maxim Series Fund, Inc., an open-end management investment company, FutureFunds Series Account, Maxim Series Account, COLI VUL-4 Series Account, Variable Annuity-1 Series Account, Prestige Variable Life Account, Trillium Variable Annuity Account and Varifund Variable Annuity Account of Great-West, and the Variable Annuity-1 Series Account, COLI VUL-2 Series Account and COLI VUL-4 Series Account of First Great-West in addition to those of the Registrant.

(b)	Directors and Officers of GWFS Equities, Inc.

Name	Principal Business Address	Position and Officers with Underwriter
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director
G. E. Seller	18101 Von Karman Ave. Suite 1460 Irvine, CA 92715	Director and Senior Vice President
G. R. McDonald	8515 East Orchard Road Greenwood Village, CO 80111	Director
C.H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
W. S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Director, Vice President
K. A. Morris	500 North Central Suite 220 Glendale, CA 91203	Vice President
J.C. Luttges	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
G. R. Derback	8515 East Orchard Road Greenwood Village, CO 80111	Treasurer
B. A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Secretary and Chief Compliance Officer
D. R. Meyer	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Taxation
T. L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
M. C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Investments Compliance Officer

(c) Commissions and other compensation received from the Registrant by Principal Underwriter during Registrant's last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation

GWFS Equities	-0-	-0-	-0-	-0-

Item 31.
Location of Accounts and Records. All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 32.	Management Services. None.

Item 33.
 Fee Representation. Great-West represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on the day of October 25, 2010.

COLI VUL-2 SERIES ACCOUNT of
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Registrant)

By:	/s/ M.T. G. Graye
M.T.G. Graye,
President and Chief Executive Officer of Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)

By:	/s/ M.T. G. Graye
M.T.G. Graye,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature and Title	Date

/s/ Raymond L. McFeetors	October 25, 2010
Director, Chairman of the Board
(Raymond L. McFeetors*)

/s/ M.T. G. Graye	October 25, 2010
Director, President and Chief Executive Officer (Mitchell T.G. Graye)

/s/ James. L. McCallen	October 25, 2010
Senior Vice President and Chief Financial Officer (James L. McCallen)

/s/ James Balog	October 25, 2010
Director, (James Balog*)

/s/ John L. Bernbach	October 25, 2010
Director, (John L. Bernbach*)

/s/ André Desmarais	October 25, 2010
Director (André Desmarais*)

/s/ Paul Desmarais, Jr.	October 25, 2010
Director (Paul Desmarais, Jr.*)

/s/ Alain Louvel	October 25, 2010
Director (Alain Louvel*)

/s/ Jerry E.A. Nickerson	October 25, 2010
Director (Jerry E.A. Nickerson*)

/s/ R. Jeffrey Orr	October 25, 2010
Director (R. Jeffrey Orr*)

/s/ Michel Plessis- Bélair	October 25, 2010
Director (Michel Plessis-Bélair*)

/s/ H.P. Rousseau	October 25, 2010
Director (H.P. Rousseau*)

/s/ R. Royer	October 25, 2010
Director (R. Royer*)

/s/ Philip K. Ryan	October 25, 2010
Director (Philip K. Ryan*)

/s/ T.T. Ryan	October 25, 2010
Director (T.T. Ryan*)

/s/ Brian E. Walsh	October 25, 2010
Director (Brian E. Walsh*)

*By:	/s/ R.G. Schultz	October 25, 2010
R.G. Schultz
Attorney-in-fact pursuant to Powers of Attorney.